Exhibit 99.1

MobileIron Announces Fiscal Second Quarter 2016 Results

Surpassed 10 Million Cumulative Seats and 12,000 Cumulative Customers Who Have Purchased Our Platform Since 2009

MOUNTAIN VIEW, Calif., July 28, 2016 -- MobileIron (NASDAQ: MOBL), the stand-alone EMM leader, today announced results for its second fiscal quarter ended June 30, 2016.

Second Quarter 2016 Financial Highlights

•	GAAP revenue was $38.9 million, up 12% year-over-year
•	Recurring revenue was $27.6 million, up 28% year-over-year
•	Gross billings were $41.2 million, up 6% year-over-year
•	Recurring billings, which represented 74% of gross billings, were $30.4 million, up 21% year-over-year
•	GAAP net loss per share was $0.27; non-GAAP net loss per share was $0.14
•	Cash and equivalents, plus short and long term investments stood at $85.9 million

“In our second fiscal quarter, we bounced back from the challenges witnessed in the first quarter, with upside in both billings and revenue. We remain on track to be cash flow positive from operations in the fourth quarter,” said Barry Mainz, CEO, MobileIron. “We have two strong secular tailwinds working in our favor: compliance requirements are growing as is the mobile threat landscape. As a result, more customers see mobile security as a must have and they are not satisfied with a solution that is just good enough. We continue to be chosen by companies with the highest security requirements and most complex environments.”

Second Quarter 2016 Business Highlights

Platform

•	Launched general availability of 9.0 version of the company’s award-winning mobile security software for mobile apps, content, and devices.
•	Introduced MobileIron Access, with integrations to many of the most widely used enterprise cloud apps including ones like Box, Google Apps for Work, Office 365, and Salesforce.
•	Released the Rooms App for iOS enterprise customers, a lightweight conference room- scheduling app that displays room availability based on the user's current or future location.
•	As of end of 2Q 2016, MobileIron ecosystem had 512 active technology partners, which have released over 230 technology integrations.

Channels

•	Increased our presence in Europe by expanding our relationships with Infinigate and the largest mobile operator in Greece, COSMOTE S.A., a subsidiary company of Deutsche Telekom group.
•	Our largest reseller, AT&T, represented approximately 15% of revenue for the quarter.

Milestones and Recognition

•	Named Greig Patton SVP of Worldwide Sales and Dilip Patel as SVP of Customer Success.
•	MobileIron first to receive Common Criteria certification for Mobile Device Management Protection Profile V2, a critical requirement for selling to Federal government agencies.
•	Granted three additional US patents bringing the total to 33.
•	Named by Gartner as a Leader for sixth consecutive year in Magic Quadrant for Enterprise Mobility Management Suites.*

•	Named Top Mobile Security Vendor by the Network World Asia Information Management Awards 2016 for the second consecutive year.

Financial Outlook

The company is providing the following outlook for its fiscal third quarter 2016 (ending September 30, 2016):

•	GAAP revenue is expected to be between $39 million and $41 million, growth between 3% and 8% year-over-year.
•	Gross billings are expected to be between $43 million and $45 million, growth between 5% and 10% over last year.
•	Non-GAAP gross margin is expected to be between 81% and 83%, and non-GAAP operating expenses are expected to be between $41 million and $43 million.

The company is providing the following outlook for its fiscal 2016 (ending December 31, 2016):

•	Non-GAAP operating margin is expected to be between -8% and -12% for the fourth quarter 2016.
•	Cash from operations is expected to be positive for the fiscal fourth quarter 2016.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fiscal second quarter of 2015 and 2016 and the six months ended June 30, 2015 and 2016.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing (855) 3276837 in the U.S. or (631) 8914304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (877) 8705176 and referencing conference ID#117241 through August 28, 2016.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forwardlooking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

* Gartner "Magic Quadrant for Enterprise Mobility Management Suites" by Rob Smith, Bryan Taylor, Chris Silva, Manjunath Bhat, Terrence Cosgrove, John Girard, June 8, 2016.

Disclaimer

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2015 AND JUNE 30, 2016
(Amounts in thousands)
(Unaudited)

	December 31, 2015	June 30, 2016
Assets
Current Assets:
Cash and cash equivalents (1)	$47,234	$41,535
Short-term investments (1)	49,576	43,622
Accounts receivable - net	42,674	35,233
Prepaid expenses and other current assets	4,809	7,016
Total current assets	144,293	127,406
Long-term investments (1)	2,094	755
Property and equipment - net	6,572	6,390
Intangible assets - net	1,261	953
Goodwill	5,475	5,475
Other assets	1,419	1,400
Total Assets	$161,114	$142,379

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$2,551	$2,452
Accrued expenses	19,196	16,866
Deferred revenue - current	55,978	56,893
Total current liabilities	77,725	76,211
Deferred revenue - noncurrent	13,897	15,594
Other long-term liabilities	1,353	1,902
Total liabilities	92,975	93,707
Stockholders’ Equity:
Common stock	8	9
Additional paid-in capital	343,336	366,249
Accumulated deficit	(275,205)	(317,586)
Total stockholders’ equity	68,139	48,672

Total Liabilities and Stockholders' Equity	$161,114	$142,379

(1) Total cash and cash equivalents, short-term and long-term investments	$98,904	$85,912

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2015	June 30, 2016
Revenue:
Perpetual license	$12,347	$9,783
Subscription	11,217	14,803
Software support and services	11,193	14,295
Total revenue	34,757	38,881
Cost of revenue:
Perpetual license (2)	627	629
Subscription (1)	1,688	2,199
Software support and services (1)	4,254	5,289
Total cost of revenue	6,569	8,117
Gross profit	28,188	30,764
Operating expenses:
Research and development (1)	14,899	18,019
Sales and marketing (1)	29,037	27,246
General and administrative (1)	9,105	8,265
Total operating expenses	53,041	53,530
Operating loss	(24,853)	(22,766)
Other (income) expense - net	16	(30)
Loss before income taxes	(24,869)	(22,736)
Income tax expense	144	198
Net loss	$(25,013)	$(22,934)
Net loss per share, basic and diluted	$(0.32)	$(0.27)
Weighted-average shares used to compute net loss per share, basic and diluted	78,198	85,317

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	80	233
Software support and services	363	822
Research and development	2,149	3,812
Sales and marketing	2,193	2,992
General and administrative	1,167	2,686
	$5,952	$10,545

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$223	$154
	$223	$154

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2015	June 30, 2016
Revenue:
Perpetual license	$24,406	$20,151
Subscription	21,414	29,426
Software support and services	22,431	27,311
Total revenue	68,251	76,888
Cost of revenue:
Perpetual license (2)	1,226	1,488
Subscription (1)	3,427	3,982
Software support and services (1)	8,411	9,917
Total cost of revenue	13,064	15,387
Gross profit	55,187	61,501
Operating expenses:
Research and development (1)	28,400	34,946
Sales and marketing (1)	54,842	52,914
General and administrative (1)	17,503	15,813
Total operating expenses	100,745	103,673
Operating loss	(45,558)	(42,172)
Other (income) expense - net	138	(165)
Loss before income taxes	(45,696)	(42,007)
Income tax expense	277	374
Net loss	$(45,973)	$(42,381)
Net loss per share, basic and diluted	$(0.59)	$(0.50)
Weighted-average shares used to compute net loss per share, basic and diluted	77,599	84,151

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	171	323
Software support and services	702	1,122
Research and development	3,877	6,413
Sales and marketing	4,028	6,111
General and administrative	2,310	4,825
	$11,088	$18,794

Stock-based compensation expense in the twelve months ended June 30, 2016 includes $4,117 related to a stock settled bonus

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$447	$308
	$447	$308

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2016
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2015	June 30, 2016

Cash flows from operating activities:
Net loss	$(45,973)	$(42,381)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	11,088	18,794
Depreciation	1,253	1,681
Amortization of intangible assets	447	308
Amortization of premium on investment securities	151	53
Provision for doubtful accounts	150	—
Changes in operating assets and liabilities:
Accounts receivable	2,489	7,441
Other current and noncurrent assets	(2,050)	(2,188)
Accounts payable	1,232	453
Accrued expenses and other long-term liabilities	(3,457)	(445)
Deferred revenue	7,067	2,612
Net cash used in operating activities	(27,603)	(13,672)

Cash flows from investing activities:
Purchase of property and equipment	(2,027)	(2,052)
Maturities of investment securities	10,700	49,256
Purchases of investment securities	(46,359)	(42,016)
Net cash provided by (used in) investing activities	(37,686)	5,188

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,325	2,342
Proceeds from exercise of stock options	3,416	443
Net cash provided by financing activities	6,741	2,785

Net change in cash and cash equivalents	(58,548)	(5,699)
Cash and cash equivalents at beginning of period	104,287	47,234
Cash and cash equivalents at end of period	$45,739	$41,535

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, and the amortization of intangible assets.

Beginning the first quarter of 2016, we stopped reporting non-GAAP revenue on either an actual or forward-looking basis as reconciling items for GAAP to non-GAAP revenue became immaterial.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share:  We believe that the exclusion of stock-based compensation expense and amortization of intangible assets from non-GAAP gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because stock-based compensation and amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Gross and recurring billings, recurring revenue and free cash flow:  Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations and that perpetual license amount is based on invoice value, not fair value, although, we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2015	June 30, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$28,188	$30,764
Stock-based compensation expenses	443	1,055
Amortization of intangible assets	223	154
Non-GAAP gross profit	$28,854	$31,973

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.1%	79.1%
GAAP to non-GAAP gross margin adjustments	1.9%	3.1%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	83.0%	82.2%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(24,853)	$(22,766)
Stock-based compensation expenses	5,952	10,545
Amortization of intangible assets	223	154
Non-GAAP operating loss	$(18,678)	$(12,067)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(71.5)%	(58.6)%
GAAP to non-GAAP operating margin adjustments	17.8%	27.6%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(53.7)%	(31.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(25,013)	$(22,934)
Stock-based compensation expenses	5,952	10,545
Amortization of intangible assets	223	154
Non-GAAP net loss	$(18,838)	$(12,235)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2015	June 30, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.32)	$(0.27)
Stock-based compensation expenses per share	0.08	0.12
Amortization of intangible assets	-	0.01
Non-GAAP net loss per share	$(0.24)	$(0.14)

Gross billings reconciliation:
Total revenue	$34,757	$38,881
Total deferred revenue, end of period	61,241	72,487
Less: Total deferred revenue, beginning of period	(57,094)	(70,156)
Total change in deferred revenue	4,147	2,331
Gross billings	$38,904	$41,212

Recurring billings reconciliation:
Total revenue	$34,757	$38,881
Less: Perpetual license revenue	(12,347)	(9,783)
Less: Professional services revenue	(433)	(1,023)
Subscription and software support deferred revenue, end of period	57,529	70,286
Less: Subscription and software support deferred revenue, beginning of period	(53,115)	(67,579)
Total change in subscription and software support deferred revenue	4,414	2,707
Less: Adjustments	(1,263)	(343)
Recurring billings	$25,128	$30,439

Recurring revenue reconciliation
Total revenue	$34,757	$38,881
Less: Perpetual license revenue	(12,347)	(9,783)
Less: Professional services revenue	(433)	(1,023)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(403)	(466)
Recurring revenue	$21,574	$27,609

Free cash flow reconciliation:
Cash used in operating activities	$(16,977)	$(10,126)
Purchase of property and equipment	(1,072)	(463)
Free cash flow	$(18,049)	$(10,589)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2015	June 30, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$55,187	$61,501
Stock-based compensation expenses	873	1,445
Amortization of intangible assets	447	308
Non-GAAP gross profit	$56,507	$63,254

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.9%	80.0%
GAAP to non-GAAP gross margin adjustments	1.9%	2.3%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.8%	82.3%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(45,558)	$(42,172)
Stock-based compensation expenses	11,088	18,794
Amortization of intangible assets	447	308
Non-GAAP operating loss	$(34,023)	$(23,070)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(66.8)%	(54.8)%
GAAP to non-GAAP operating margin adjustments	16.9%	24.8%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(49.9)%	(30.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(45,973)	$(42,381)
Stock-based compensation expenses	11,088	18,794
Amortization of intangible assets	447	308
Non-GAAP net loss	$(34,438)	$(23,279)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2015	June 30, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.59)	$(0.50)
Stock-based compensation expenses per share	0.14	0.22
Amortization of intangible assets	0.01	-
Non-GAAP net loss per share	$(0.44)	$(0.28)

Gross billings reconciliation:
Total revenue	$68,251	$76,888
Total deferred revenue, end of period	61,241	72,487
Less: Total deferred revenue, beginning of period	(54,174)	(69,875)
Total change in deferred revenue	7,067	2,612
Gross billings	$75,318	$79,500

Recurring billings reconciliation:
Total revenue	$68,251	$76,888
Less: Perpetual license revenue	(24,406)	(20,151)
Less: Professional services revenue	(1,703)	(1,593)
Subscription and software support deferred revenue, end of period	57,529	70,286
Less: Subscription and software support deferred revenue, beginning of period	(49,194)	(67,267)
Total change in subscription and software support deferred revenue	8,335	3,019
Less: Adjustments	(1,738)	(955)
Recurring billings	$48,739	$57,208

Recurring revenue reconciliation
Total revenue	$68,251	$76,888
Less: Perpetual license revenue	(24,406)	(20,151)
Less: Professional services revenue	(1,703)	(1,593)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(916)	(897)
Recurring revenue	$41,226	$54,247

Free cash flow reconciliation:
Cash used in operating activities	$(27,603)	$(13,672)
Purchase of property and equipment	(2,027)	(2,052)
Free cash flow	$(29,630)	$(15,724)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
SUPPLEMENTAL INFORMATION
(Amounts in thousands)
(Unaudited)

	30-Jun-15	30-Sep-15	31-Dec-15	31-Mar-16	30-Jun-16
GAAP Revenue
United States	$17,055	$18,774	$20,580	$18,405	$18,890
International	17,702	19,227	22,466	19,602	19,991
Total	34,757	38,001	43,046	38,007	38,881

Gross billings	$38,904	$41,092	$48,589	$38,288	$41,212
Recurring billings	25,128	27,259	31,487	26,770	30,439
Recurring revenue	21,574	23,316	26,021	26,638	27,609
Non-GAAP gross profit	28,854	31,706	36,552	31,281	31,973
Non-GAAP operating loss	(18,678)	(13,357)	(5,266)	(11,003)	(12,067)
Free cash flow	(18,049)	(13,602)	(9,032)	(5,135)	(10,589)

Components of Deferred Revenue
Software support	$34,645	$36,564	$42,254	$41,904	$42,762
Subscription	22,884	24,556	25,013	25,675	27,524
Other deferred revenue	3,712	3,212	2,608	2,577	2,201
Total	$61,241	$64,332	$69,875	$70,156	$72,487

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825